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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 16, 1999


                        LAKEHEAD PIPE LINE COMPANY, LIMITED
                                  PARTNERSHIP
             (Exact name of registrant as specified in its charter)



            DELAWARE                    333-59597                 39-1715851
  (State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
        of incorporation)                                    Identification No.)



       LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2067
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (218) 725-0100

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ITEM 5.    OTHER EVENTS

      On April 15, 1999, Lakehead Pipe Line Partners, L.P., the owner of 98.99% of Lakehead Pipe Line Company, Limited Partnership issued a press release announcing a cash distribution and first quarter 1999 net income. This press release is filed as Exhibit 99.1 hereto, is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

( c)  Exhibits

Exhibit No.                Description
-----------                -----------


99.1               Press release of Lakehead  Pipe Line  Partners,  L.P.,  announcing a cash  distribution  and first quarter net income.
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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       LAKEHEAD PIPE LINE COMPANY, LIMITED
                                       PARTNERSHIP
                                                     (registrant)

                                       By:  Lakehead Pipe Line Company, Inc.
                                               as General Partner


                                            -----------------------------------
                                            M. A. Maki
                                            Chief Accountant
                                            (Principal Financial and
                                            Accounting Officer)


Date: April 16, 1999